United States

Securities and Exchange Commission

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2025

DAMON INC.

(Exact name of registrant as specified in its charter)

British Columbia	001-42190	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

704 Alexander Street Vancouver. BC	V6A 1E3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares	DMN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information under Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein to the extent required to be disclosed under this Item 3.01.

Item 7.01. Regulation FD Disclosure.

Damon Inc. (the “Company”) has issued a press release attached hereto as Exhibit 99.1 regarding its plan to resume trading, which is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Resumption of Trading

As previously reported, on April 29, 2025, the Nasdaq staff informed the Company that, pursuant to the staff’s authority under Listing Rule 4120(a)(5), trading in its common shares on Nasdaq has been halted pending the outcome of the Company’s appeal hearing before the Nasdaq Hearings Panel, currently scheduled for May 20, 2025, unless the staff determines to lift the halt prior to the hearing. To enable the Company’s common shares to trade on an alternative market, the Company has determined to forego its right to appeal Nasdaq’s delisting determination. The Nasdaq staff has informed the Company that its common shares will resume trading on Nasdaq for one trading day, on May 19, 2025, prior to suspending the common shares as of the following trading day. The Company currently expects that its common shares will begin trading on the OTC Pink Current Market maintained by OTC Markets Group, Inc. (“OTC Markets”) beginning on May 20, 2025, in accordance with Rule 15c2-11(f)(1) under the Exchange Act. The OTC Pink Current Market will become the OTCID Basic Market effective as of July 1, 2025. The OTCID Basic Market is for companies that meet a minimal current information standard and provide management certification, without the qualitative standards of the OTCQX Best Market and OTCQB Venture Market (“OTCQB”). As an SEC reporting company, the Company satisfies and exceeds the minimal current information standard of the OTCID. The Company will continue to pursue its application to trade on the OTCQB, though no assurance can be provided that the Company will be able to satisfy the criteria for trading on the OTCQB or that the staff of OTC Markets will approve the Company’s application to trade on the OTCQB.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2025	DAMON, INC.

	By:	/s/ Bal Bhullar
Bal Bhullar
Chief Financial Officer

2